As filed with the Securities and Exchange Commission on November 20, 1995.
                                                         File Nos. 33-
                                                                   811-
  ---------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                          Pre-Effective Amendment No.                      [ ]

                          Post-Effective Amendment No.                     [ ]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                                 Amendment No.                             [ ]
                       (Check appropriate box or boxes.)
                                 -------------
                         John Hancock Declaration Trust
               (Exact Name of Registrant as Specified in Charter)

                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                 (617) 375-1760
                                 -------------
                                THOMAS H. DROHAN
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant hereby elects to register an indefinite number of shares of the Registrant and each series thereof.

                        JOHN HANCOCK DECLARATION TRUST

                                    CROSS
                               REFERENCE SHEET


           Pursuant to Rule 495(a) under the Securities Act of 1933


      Item Number                                         Statement of
   Form N-1A Part A          Prospectus Caption            Additional
                                                      Information Caption

           1            Front Cover Page                       *

           2            An Overview of the Funds               *

           3            Not applicable                         *

           4            An Overview of the Funds;              *
                        Investment Policies and
                        Strategies; Organization
                        and Management of the
                        Funds; Performance;
                        Investments, Techniques and
                        Risk Factors

           5            Organization and Management            *
                        of the Funds; The Funds'
                        Expenses;

           6            Organization and Management            *
                        of Fund; Dividends and
                        Taxes; Redeeming Shares;

           7            Purchase and Redemption of Shares;     *
                        Investments in Shares of the Funds;
                        Share Price; Redeeming Shares

           8            Redeeming  Shares                      *

           9            Not Applicable                         *

      Item Number                                         Statement of
   Form N-1A Part A          Prospectus Caption            Additional
                                                       Information Caption

          10                          *               Front Cover Page

          11                          *               Table of Contents

          12                          *               Organization of the
                                                      Trust

          13                          *               Eligible Investors--
                                                      Investment Objective
                                                      and Policies;
                                                      Certain Investment
                                                      Practices;
                                                      Investment
                                                      Restrictions

          14                          *               Those Responsible
                                                      for Management

          15                          *               Those Responsible
                                                      for Management

          16                          *               Investment Advisory
                                                      and Other Services;
                                                      Shareholder Servicing
                                                      Agent; Custody of
                                                      Portfolio; Independent
                                                      Auditors

          17                          *               Brokerage Allocation

          18                          *               Description of the
                                                      Trust's Shares

          19                          *               Net Asset Value;
                                                      Special Redemptions

          20                          *               Tax Status

          21                          *               Not Applicable

          22                          *               Calculation of
                                                      Performance

          23                          *               Not Applicable

                 Subject to Completion: Dated November 20, 1995

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY.

                               JOHN HANCOCK FUNDS
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                   PROSPECTUS

                                February __, 1996

The John Hancock Declaration Trust consists of ten mutual funds, each of which is described in this Prospectus (each, a "Fund" and collectively, the "Funds"):

                      John Hancock V.A. International Fund
                    John Hancock V.A. Emerging Equities Fund
                        John Hancock V.A. Discovery Fund
                 John Hancock V.A. Diversified Core Equity Fund
                   John Hancock V.A. Sovereign Investors Fund
                        John Hancock V.A. 500 Index Fund
                      John Hancock V.A. Sovereign Bond Fund
                     John Hancock V.A. Strategic Income Fund
                      John Hancock V.A. Global Income Fund
                       John Hancock V.A. Money Market Fund


         TABLE OF CONTENTS

         An Overview of the Funds....................................    1
         Investment Policies and Strategies..........................    2
         Purchase and Redemption of Shares...........................    9


(continued on next page)

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

An investment in John Hancock V.A. Money Market Fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

JOHN HANCOCK V.A. STRATEGIC INCOME FUND MAY INVEST UP TO 100% OF ITS TOTAL ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "RISK FACTORS, INVESTMENTS AND TECHNIQUES," AND THE APPENDIX.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         (continued)


              Investments in Shares of the Funds.....................    9
              Share Price............................................   10
              Redeeming Shares.......................................   10
         Organization and Management of the Funds....................   10
         The Funds' Expenses.........................................   14
         Dividends and Taxes.........................................   15
         Performance.................................................   16
         Risk Factors, Investments and Techniques....................   16
         Appendix ...................................................  A-1

        This Prospectus sets forth information about the Funds, which are each (other than Global Income Fund) a diversified series of John Hancock Declaration Trust (the "Trust"), that you should know before investing. Please read and retain it for future reference. The Funds are designed primarily to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies. This Prospectus should be read in conjunction with the separate account prospectus of the specific insurance product which accompanies this Prospectus.

        Additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Funds' Statement of Additional Information, dated February __, 1996, subject to completion dated November 20, 1995, which is incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9298, Boston, Massachusetts 02205-9116, 1-800-824-0335. Shares of a Fund may not be available in your state due to various insurance or other regulations. Please check with your insurance company for Funds that are available in your state. Inclusion of a Fund in this Prospectus which is not available in your state is not to be considered a solicitation.

AN OVERVIEW OF THE FUNDS

        John Hancock V.A. International Fund ("International Fund") seeks long-term growth of capital. The Fund invests primarily in equity securities of foreign companies and governments.

        John Hancock V.A. Emerging Equities Fund ("Emerging Equities Fund") seeks long-term growth of capital. The potential for growth of capital is the sole basis for selection of portfolio securities. Current income is not a factor in this selection.

        John Hancock V.A. Discovery Fund ("Discovery Fund") seeks long-term growth of capital. The Fund invests primarily in common stocks of companies of all levels of capitalization which are believed by the Fund's managers to offer superior prospects for growth. Current income is not a factor of consequence in the selection of stocks for the Fund.

        John Hancock V.A. Diversified Core Equity Fund ("Diversified Core Equity Fund") seeks above-average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio focused on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long term.

        John Hancock V.A. Sovereign Investors Fund ("Sovereign Investors Fund") seeks long-term growth of capital and income without assuming undue market risks. At times, however, because of market conditions, the Fund may find it advantageous to invest primarily for current income. The Fund invests primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends.

        John Hancock V.A. 500 Index Fund ("500 Index Fund") seeks to replicate the aggregate price and yield performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"), although there can be no assurance that the Fund will do so. The 500 Index Fund invests in all 500 stocks in the S&P 500 Index in approximately the same proportions as they are represented in the Index.

        John Hancock V.A. Sovereign Bond Fund ("Sovereign Bond Fund") seeks a high level of current income consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high yield, high risk, fixed income securities.

        John Hancock V.A. Strategic Income Fund ("Strategic Income Fund") seeks a high level of current income. The Fund invests primarily in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers.

        John Hancock V.A. Global Income Fund ("Global Income Fund") seeks competitive total investment return, consisting of current income and capital appreciation. The Fund invests primarily in a global portfolio of high grade, fixed income securities.

        John Hancock V.A. Money Market Fund ("Money Market Fund") seeks maximum current income consistent with capital preservation and liquidity. The Fund invests only in high-quality money market instruments.

        The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"), a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"). The sub-adviser to the International Fund is John Hancock Advisers International Limited ("JHAI"), a wholly owned subsidiary of the Adviser. The sub-adviser of the Diversified Core Equity Fund is Independence Investment Associates, Inc. ("IIA"), a wholly owned indirect subsidiary of the Life Company. The sub-adviser of the Sovereign Investors Fund is Sovereign Asset Management Corporation ("SAMCorp" and, together with IIA and JHAI, the "Sub-advisers"), also a wholly owned indirect subsidiary of the Life Company.



        "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. See "Organization and Management of the Funds" for a description of the terms of the Adviser's license.

        Risk Factors. Each Fund is a newly organized series of the Trust and, therefore, has no operating history. There can be no assurance that the Funds will achieve their investment objectives. An investment in one or more of the Funds (except for Money Market Fund) is intended for long-term investors who can accept the risks associated with investing primarily in equity and fixed income securities. The Funds' investments will be subject to market fluctuation and other risks inherent in all securities. The yield, return and price volatility of each Fund depend on the type and quality of its investments as well as market and other factors. In addition, a Fund's potential investments and management techniques may entail specific risks. For additional information about the risks associated with an investment in one or more of the Funds, see "Risk Factors, Investments and Techniques."


INVESTMENT POLICIES AND STRATEGIES

The Equity Funds

        The Equity Funds offer a range of investment alternatives focusing on common stocks.

        The International Fund, Emerging Equities Fund, Discovery Fund, Diversified Core Equity Fund, Sovereign Investors Fund, and 500 Index Fund (collectively, the "Equity Funds") will invest at least 65% of their assets, and, in the case of the 500 Index Fund, 95% of its assets, in common stocks. However, under normal market conditions, the Equity Funds will be substantially fully invested in common stocks. Each Equity Fund, other than the 500 Index Fund, is managed according to traditional methods of "active" management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Diversified Core Equity Fund is managed using model driven quantitative techniques. The 500 Index Fund uses a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the S&P 500 Index by purchasing stocks for the Fund in proportion to their weighting in the S&P 500 Index. This indexing technique is known as "complete replication" and is achieved through the use of stock optimization modeling.

        In addition to common stocks, each Equity Fund (other than the 500 Index
Fund) may invest in preferred stock and securities convertible into common and preferred stock. However, if deemed advisable by the Adviser or relevant Sub-adviser, the Equity Funds may invest in any other types of securities including warrants, bonds, notes and other fixed income securities or obligations of domestic governments and their political subdivisions or domestic corporations. The Emerging Equities Fund, Discovery Fund and International Fund may also invest in obligations of foreign governments and their political subdivisions or foreign corporations. Each Equity Fund will diversify its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry.

        The International Fund invests primarily in equity securities of foreign companies and governments.

        Under normal circumstances, at least 65% of the International Fund's total assets will be invested in equity securities of issuers located in various countries around the world. Generally, the Fund's portfolio will contain securities of issuers from at least three countries other than the United States. Although the Fund may invest in both equity and fixed income securities, the Adviser and JHAI expect that equity securities, such as common stock, preferred stock and securities convertible into common and preferred stock, will ordinarily offer the greatest potential for long-term growth of capital and will constitute substantially all of the Fund's assets. However, if deemed advisable by the Adviser and JHAI, the Fund may invest in any other types of securities that the Adviser and JHAI believe offer long-term capital appreciation due to favorable credit quality, interest rates or currency exchange rates. These securities include warrants, bonds, notes and other debt securities (including Euro-dollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations. The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world.

        In choosing specific investments for the Fund, the Adviser and JHAI generally look for companies whose earnings show a strong growth trend or companies whose current market value per share is undervalued. The Fund will not restrict its investments to any particular size company and, consequently, the portfolio may include the securities of small and relatively less well-known companies. The securities of small and, in some cases, medium sized companies may be subject to more volatile market movements than the securities of larger, more established companies or the stock market averages in general. See "Smaller Capitalization Companies."

        The Emerging Equities Fund invests primarily in small-sized companies that tend to be at a stage of development associated with higher than average growth.

        The Emerging Equities Fund invests in common stocks and other equity securities of domestic and foreign issuers (including convertible securities) of small-sized companies (with a total market capitalization of $750 million or less). The Adviser selects investments that it believes offer growth potential higher than average for all companies. The Adviser expects that common stocks of rapidly growing smaller capitalization companies in an emerging growth stage of development generally offer the most attractive growth prospects. However, the Fund may also invest in equity securities of larger, more established companies that the Adviser believes offer superior growth potential. The Fund may invest without limitation in securities of foreign issuers.

        The Discovery Fund invests primarily in common stocks of companies of all levels of capitalization which are believed by the Adviser to offer superior prospects for growth.

        The Discovery Fund invests primarily in common stocks of companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small to medium sized companies in which the Fund may invest include companies with a market capitalization of between $50 million to $1.5 billion. Large capitalization companies in which the Fund may invest include those with a market capitalization in excess of $1.5 billion.

        In selecting portfolio investments for the Fund, the Adviser will focus on companies with broad market opportunities and consistent or accelerating earnings growth. These companies may be in a relatively early stage of development, but have usually established a record of profitability and a strong financial position. They may possess a new technology, a unique or proprietary product, or a profitable market niche -- all of which help drive strong unit volume growth, profitability and ultimately earnings per share growth. Other desirable attributes of portfolio investments may include participation by a company in an industrial sector with a favorable secular growth outlook (e.g., medical/healthcare, communications, technology, etc.), a capable management team with a significant equity stake in its company, and financial cash flows sufficient to sustain estimated growth rates. The Fund may invest up to 25% of its total assets in foreign securities.

        The Diversified Core Equity Fund invests primarily in common stocks of companies that the Adviser and IIA believe are undervalued and have improving fundamentals over both the intermediate and long term.

        The Diversified Core Equity Fund selects securities of companies which are undervalued and have improving fundamentals over both the intermediate and long term. The Fund will diversify its investments to create a portfolio with a risk profile and characteristics similar to those of the S&P 500 Index. Consequently, the Fund will invest in a number of industry groups without concentrating in any particular industry. In determining what constitutes "value," the Adviser and the Fund's Sub-adviser, IIA, seek stocks with the following attributes: high growth relative to price/earnings ratio; rising dividend stream; and high asset value. To determine whether a company's stock exhibits improving fundamentals, the Adviser and IIA look for accelerating earnings growth, positive earnings surprises when compared to the market's expectations and favorable cyclical timing. The Fund may invest only in U.S. Dollar denominated securities.

        Sovereign Investors Fund generally invests in seasoned companies in sound financial condition with a long record of paying dividends.

        Under normal circumstances, Sovereign Investors Fund invests at least 65% of its total assets in dividend paying securities. The Adviser expects that common stocks will ordinarily offer the greatest dividend paying potential and will constitute a majority of the Fund's assets. The Fund may also invest a smaller portion of its assets in corporate and U.S. Government fixed income securities. For defensive purposes, however, the Fund may temporarily hold a larger percentage of high grade liquid preferred stock or fixed income securities. The Adviser and the Fund's Sub-adviser, SAMCorp, will select securities for the Fund's portfolio mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution of the Fund's assets among various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon judgment of the Adviser or SAMCorp of what might best achieve the Fund's investment objective.

        While there is considerable flexibility in the investment grade and type of security in which the Fund may invest, the Fund invests only in companies that have (together with their predecessors) been in continuous business for at least five years and have total assets of at least $10 million. The Fund currently uses a strategy of investing only in those common stocks which have a record of having increased their dividend payout in each of the preceding ten or more years. This "dividend performers" strategy can be changed at any time.

        Using "passive" or "indexing" investment techniques, the 500 Index Fund attempts to duplicate the investment results of the S&P 500 Index.

        The 500 Index Fund attempts to duplicate the investment results of the S&P 500 Index by investing in all 500 stocks in the Index in approximately the same proportions as they are represented in the Index. This indexing technique is know as "complete replication." The Fund is designed for long-term investors seeking a low-cost, "passive" approach for investing in a diversified portfolio of common stocks. Unlike other equity funds which seek to "beat" stock market averages, the Fund seeks to "match" the S&P 500 Index and thus expects to provide a predictable return relative to the benchmark. There can be no assurance, however, that the Fund's performance will match the S&P 500 Index.

        Under normal circumstances, the Fund will invest at least 95% of its total assets in the common stocks of the S&P 500 Index. The Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may also invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in cash equivalents, futures contracts or options as part of a temporary defensive strategy. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the S&P 500 Index. See "The S&P 500 Index".

        Each Equity Fund (other than the 500 Index Fund) may invest a portion of its total assets in corporate and governmental fixed income securities.

        Although under normal market conditions, each Equity Fund intends to be substantially fully invested in common stocks, each Equity Fund (other than the 500 Index Fund) may invest in fixed income securities for purposes of managing its cash position and for temporary defensive purposes. Fixed income investments of these Funds may include bonds, notes, preferred stock and convertible fixed income securities issued by U.S. corporations or the U.S. Government and its political subdivisions. The International Fund may also invest in fixed income securities issued by foreign corporations or foreign governments and their political subdivisions. The value of fixed income securities varies inversely with interest rates. Convertible issues, while influenced by the level of interest rates, are also subject to the changing value of the underlying common stocks into which they are convertible.

        The fixed income securities of the Diversified Core Equity Fund will be rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable quality by the Adviser or IIA. The fixed income securities of the International Fund, the Emerging Equities Fund and the Discovery Fund will be rated "investment grade" (i.e., rated BBB or better by S&P or Baa or better by Moody's) or, if unrated, determined to be of investment grade quality by the Adviser or relevant Sub-adviser. The International Fund may also invest in commercial paper and corporate debt obligations not rated investment grade if they are (a) subject to demand features or puts or (b) are guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund or by a foreign government having an existing debt security rated investment grade. The fixed income securities of the Sovereign Investors Fund may be rated as low as C by S&P or Moody's. No more than 5% of Sovereign Investors Fund's assets will be invested in fixed income securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined to be of equivalent quality by the Adviser.

        Fixed income securities rated BBB or Baa normally exhibit adequate protection parameters. However, fixed income securities rated BBB or Baa or lower have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than with higher grade bonds. Fixed income securities rated lower than BBB or Baa are high risk securities commonly known as "junk bonds." See "Lower Rated Securities" and the Appendix to this Prospectus for a description of the risks and characteristics of various ratings categories. Each Equity Fund (other than the Sovereign Investors Fund) may retain fixed income securities whose ratings are downgraded below the minimum ratings noted above until the Adviser or relevant Sub-adviser determines that disposing of such securities is in the best interests of the affected Fund. If any security in Sovereign Investors Fund's portfolio falls below the Fund's minimum credit quality standards, as a result of a rating downgrade or the Adviser's or Sub-adviser's determination, the Fund will dispose of the security as promptly as possible while attempting to minimize any loss.

The Fixed Income Funds

        The Fixed Income Funds offer a range of investment alternatives focusing primarily on corporate and governmental fixed income securities.

        Under normal circumstances, the Sovereign Bond Fund, Strategic Income Fund and Global Income Fund (collectively, the "Fixed Income Funds") each invests at least 65% of its total assets in fixed income securities. Each Fixed Income Fund will invest in a broad range of fixed income securities, including bonds, notes, preferred stock and convertible debt securities issued by U.S. corporations or the U.S. Government and its political subdivisions. The Funds may invest in mortgage-backed securities and the Sovereign Bond and Strategic Income Fund may invest in asset-backed securities. The Fixed Income Funds may also invest in fixed income securities issued by foreign corporations or governments and their political subdivisions. The fixed income securities in which the Funds may invest are subject to varying credit quality criteria. The Fixed Income Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted below.

        The value of fixed income securities generally varies inversely with interest rates. The longer the maturity of the fixed income security, the more volatile will be changes in its value resulting from changes in interest rates. The value of fixed income securities with conversion features, however, will also be affected by changes in the value of the common stocks into which such fixed income securities are convertible.

        The Sovereign Bond Fund invests primarily in a diversified portfolio of freely marketable investment grade fixed income securities of U.S. and foreign issuers.

        Under normal market conditions, the Sovereign Bond Fund invests at least 65% of the value of its total assets in bonds and/or debentures. In addition, at least 75% of the value of the Fund's total investments in fixed income securities (other than commercial paper) normally consists of securities which have, at the time of purchase, a rating within the four highest grades as determined by S&P (AAA, AA, A, or BBB) or Moody's (Aaa, Aa, A or Baa) or their respective equivalent ratings and fixed income securities of banks, the U.S. Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either S&P or Moody's, are considered by the Adviser to have investment quality comparable to securities receiving ratings within the four highest grades. Fixed income securities rated BBB or Baa and unrated debt securities of comparable credit quality are subject to certain risks. See "Investment Grade Securities."

        The Fund may also invest up to 25% of the value of its total assets in fixed income securities rated below BBB by S&P or below Baa by Moody's or their respective equivalent ratings or in securities which are unrated. The Fund may invest in securities rated as low as CC or Ca and unrated securities of comparable credit quality as determined by the Adviser. These ratings indicate obligations that are speculative to a high degree and often in default. Securities rated lower than Baa or BBB are high risk securities generally referred to as "junk bonds." See "Lower Rated Securities" and the Appendix to this Prospectus for a description of the risks and characteristics of the various ratings categories.

        The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

        The Fund may invest in securities of United States and foreign issuers. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in foreign securities (excluding U.S. dollar-denominated Canadian securities). Securities of foreign issuers involve special risks. See "Securities of Foreign Issuers."

        The Strategic Income Fund seeks a high level of current income by investing primarily in fixed income securities of U.S. and foreign issuers.

        The Strategic Income Fund invests in all types of fixed income securities including foreign government and foreign corporate securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. Under normal circumstances, the Fund's assets will be invested in each of the foregoing three sectors. However, from time to time the Fund may also invest up to 100% of its total assets in any one sector. The Fund may invest up to 10% of its net assets in common stocks and similar equity securities of U.S. and foreign companies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. The fixed income securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interests, multiple class pass through securities, collateralized mortgage obligations, stripped debt securities, other mortgage-backed securities, asset-backed securities and other derivative debt securities. Variable and floating rate instruments, mortgage-backed securities and asset-backed securities are derivative instruments that derive their value from an underlying security. Derivative securities are subject to additional risks. See "Derivative Instruments."

        The higher yields and the high income sought by the Fund are generally obtainable from investments in the lower rating categories. The Fund may invest up to 100% of its total assets in fixed income securities rated below Baa by Moody's, or below BBB by S&P, or in securities which are unrated. The Fund may invest in securities rated as low as Ca or CC, which may indicate that the obligations are speculative to a high degree and in default. Fixed income securities rated below Baa or BBB are commonly called "junk bonds." See "Lower Rated Securities" and the Appendix to this Prospectus for a description of the risks and characteristics of the various ratings categories.

        Global Income Fund invests primarily in a global portfolio of high grade, fixed income securities.

        Normally, the Global Income Fund will invest in fixed income securities denominated in at least three currencies or multi-currency units, including the U.S. Dollar. Under normal circumstances, the Fund will invest primarily (at least 65% of total assets) in U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (e.g., the World Bank, the International Bank for Reconstruction and Development, the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community); and foreign corporations or financial institutions. The Fund has registered as a "non-diversified" fund so that it will be able to invest more than 5% of its assets in obligations of a single foreign government or other issuer. The Fund will not invest more than 25% of its total assets in securities issued by any one foreign government. See "Securities of Foreign Issuers."

        The Fund may invest in fixed income securities denominated in any currency or a multi-national currency unit. The European Currency Unit ("ECU") is a composite currency consisting of specified amounts of each of the currencies of the member countries of the European Economic Community. The Fund may also invest in fixed income securities denominated in the currency of one country although issued by a governmental entity, corporation or financial institution of another country. For example, the Fund may invest in a Japanese yen-denominated fixed income security issued by a U.S. corporation. This type of investment involves credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. The Fund maintains a flexible investment policy and its portfolio assets may be shifted among fixed income securities denominated in various foreign currencies that the Adviser expects to provide relatively high yields or potential capital appreciation in U.S. Dollars.

        The Fund will invest primarily in fixed income securities which are rated A or better by S&P or Moody's or securities that the Adviser has determined to be of similar credit quality. The Fund may, however, invest up to 30% of its total assets in fixed income securities rated, at the time of investment, as low as CC by S&P or Ca by Moody's or their respective equivalent ratings and unrated securities of comparable credit quality. Securities rated below Baa or BBB are commonly called "junk bonds." See "Lower Rated Securities" and the Appendix to this Prospectus for a description of the risks and characteristics of the various ratings categories.

        The average maturity of the Fund's portfolio securities may vary based upon the Adviser's assessment of economic market conditions.

The Money Market Fund

        The Money Market Fund invests only in high-quality money market instruments.

        The Money Market Fund seeks to achieve its objective by investing in money market instruments including, but not limited to, U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; repurchase agreements and reverse repurchase agreements. All of the Fund's investments will be denominated in U.S. Dollars.

        At the time the Money Market Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Fund's Board of Trustees, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

        The Fund seeks to maintain a constant $1.00 share price although there can be no assurance it will do so. All of the Fund's investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.

        Each Fund may employ certain investment strategies and techniques to help achieve its investment objective.

        Each Fund (other than the Sovereign Investors Fund, 500 Index Fund and Money Market Fund) may invest in the securities of foreign issuers including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Each Fund may purchase securities on a forward commitment or when-issued basis and invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities. In addition, each Fund may lend portfolio securities and may make temporary investments in short-term securities, including repurchase agreements and other money market instruments, in order to receive a return on excess cash. The Money Market Fund may enter into reverse repurchase agreements. See "Risk Factors, Investments and Techniques" for more information on the Funds' investments.

        When, in the opinion of the Adviser or relevant Sub-adviser extraordinary market or economic conditions warrant, each Fund (other than the 500 Index Fund) may, for temporary defensive purposes, hold cash, cash equivalents or fixed income securities without limitation or, in the case of the Discovery Fund, hold up to 80% of the Fund's total assets in cash, cash equivalents or fixed income securities.

        Each Fund has adopted investment restrictions which are enumerated in detail in the Statement of Additional Information. Some of these restrictions may help to reduce investment risk. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, investors should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

        Brokers are chosen for Fund transactions on the basis of best price and execution.

        The primary consideration in choosing brokerage firms to carry out a Fund's transactions is execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Pursuant to procedures determined by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser or a Sub-adviser. These brokers include Tucker, Anthony Incorporated, John Hancock Distributors, Inc. and Sutro and Company, Inc., which are indirectly owned by the Life Company, which in turn indirectly owns the Adviser and the Sub-advisers. Fixed income securities are generally purchased and sold in transactions directly with dealers acting as principal and involve a "spread" rather than a commission.


PURCHASE AND REDEMPTION OF SHARES

Investments in Shares of the Funds

        Each Fund sells its shares at net asset value ("NAV") directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts. Variable Contract separate accounts may or may not make investments in all the Funds described in this Prospectus. Investments in a Fund are credited to an insurance company's separate account immediately upon acceptance of the investment by the Fund. The offering of shares of any Fund may be suspended for a period of time and each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of a Fund.

Share Price

        Shares of each Fund are offered at the NAV per share of that Fund.

        The NAV per share is the value of one share and is calculated by dividing a Fund's net assets by the number of outstanding shares of that Fund.

        Securities in a Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term fixed income investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the Exchange is open.

Redeeming Shares

        Shares of a Fund may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt and acceptance of the redemption request by a Fund. Redemption proceeds will normally be forwarded by bank wire to the redeeming insurance company on the next business day after receipt of the redemption instructions by a Fund. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven (7) business days or longer, as permitted by Federal securities laws.


ORGANIZATION AND MANAGEMENT OF THE FUNDS

        The Trustees elect officers and retain the Adviser and the Sub-advisers, who are responsible for the day-to-day operations of the Funds, subject to the Trustees' policies and supervision.

        Each Fund is organized as a separate portfolio of the Trust, which is an open-end, management investment company organized as a Massachusetts business trust in 1995. The Trust has an unlimited number of authorized shares, and currently has ten distinct funds.

        Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within that Fund. The Trustees have the authority, without further shareholder approval, to establish additional funds within the Trust and to classify and reclassify the shares of the Funds, or any new fund of the Trust, into one or more classes. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for such purposes as electing or removing Trustees, changing fundamental restrictions or approving a management contract. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company's separate account prospectus.

        Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Funds. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is, therefore, limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote. Liabilities attributable to one Fund are not charged against the assets of any other Fund.

        John Hancock Advisers, Inc. advises investment companies having a total asset value of more than $14 billion.

        The Adviser was organized in 1968 and is a wholly owned indirect subsidiary of the Life Company, a financial services company. It provides the Funds, and other investment companies in the John Hancock group of Funds, with investment research and portfolio management services. John Hancock Funds Inc. ("John Hancock Funds") distributes shares of the Funds. Certain officers of the Trust are also officers of the Adviser, the Sub-advisers and John Hancock Funds. Pursuant to an order granted by the SEC, the Trust has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Funds in other John Hancock funds.

        John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the International Fund pursuant to a subadvisory agreement among the Fund, the Adviser and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients with assets totaling approximately $ .

        Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the Diversified Core Equity Fund pursuant to a separate subadvisory agreement among the Fund, the Adviser and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of the Life Company. IIA provides investment advice and advisory services to investment companies and institutional accounts totalling approximately $19 billion.

        Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-adviser to the Sovereign Investors Fund pursuant to a subadvisory agreement among the Fund, the Adviser and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of the Life Company. SAMCorp provides investment advice and advisory services to investment companies and private and institutional accounts totalling approximately $ .

        "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Adviser is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Adviser or the 500 Index Fund. Standard & Poor's has no obligation to take the needs of the Adviser or the purchasers of the 500 Index Fund into consideration in determining, composing or calculating the

S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

        STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

        The person or persons primarily responsible for the day-to-day management of each Fund (other than Money Market Fund) are listed below:

International Fund

        The International Fund is managed by John Hancock's international equities team. All investment decisions are made by the portfolio management team, and no single person is primarily responsible for making recommendations to the team.

Emerging Equities Fund

        The Emerging Equities Fund is managed by an investment team of Michael
P. DiCarlo, Edgar M. Larsen, and Benjamin A. Hock, Jr. Mr. DiCarlo is a Executive Vice President and oversees the Adviser's equity management team. He is also the portfolio manager of the John Hancock Special Equities Fund and John Hancock Special Opportunities Fund. Mr. Larsen is a Senior Vice President of the Adviser and portfolio manager of the John Hancock Emerging Growth Fund. Mr. Hock is a Vice President of the Adviser and was associated with Transamerica Fund Management Company prior to its purchase by the Adviser in December 1994. Prior to August 1993, Mr. Hock was employed by Securities Management Research as a Senior Vice President and at Interfirst Investment Management as a Senior Vice President.

Discovery Fund

        The Discovery Fund is managed by Bernice S. Behar. Ms. Behar is a Vice President of the Adviser and portfolio manager of the Fund. Ms. Behar has been with the Adviser since 1991 and is also the portfolio manager of John Hancock Discovery Fund and John Hancock Growth Fund.

Diversified Core Equity Fund

        The Diversified Core Equity Fund is managed by Independence Investment Associates, Inc. All investment decisions are made by the portfolio management team, and no single individual is primarily responsible for making recommendations to the team.

Sovereign Investors Fund

        John F. Snyder, III is primarily responsible for management of the Sovereign Investors Fund. He is assisted by a team of portfolio managers and analysts in the day-to-day management of the Fund. Mr. Snyder is Executive Vice President of SAMCorp. He has been associated with the Adviser since 1991. Mr. Snyder is primarily responsible for John Hancock Sovereign Investors Fund.

500 Index Fund

        The 500 Index Fund is not actively managed, but is instead administered by the Adviser's Risk Management Group using computerized, quantitative techniques. The Risk Management Group is head by Anne McDonley, Vice President of the Adviser since 1992. The Risk Management Group is responsible for providing quantitative analysis to other mutual funds managed by the Adviser.

Sovereign Bond Fund

        James Ho is an Executive Vice President of the Adviser and the portfolio manager of the Sovereign Bond Fund and John Hancock Sovereign Bond Fund. Mr. Ho is assisted in the day-to-day management of the Fund's investment portfolio by a co-manager and a team of credit analysts. Mr. Ho also directs all taxable fixed income investments for the Adviser and has been associated with the Adviser since 1985.

Strategic Income Fund

        Frederick L. Cavanaugh, Jr. is Senior Vice President of the Adviser and portfolio manger of the Strategic Income Fund. Mr. Cavanaugh's areas of expertise include the high yield bond market and international economies. Mr. Cavanaugh is also the portfolio manager of John Hancock Strategic Income Fund.

Global Income Fund

        Global Income Fund is managed by the Adviser's global fixed income team, and no single individual is primarily responsible for making recommendations to the team.

        In order to avoid any conflict with portfolio trades for the Funds, the Adviser, the Sub-advisers and the Funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser, the Sub-advisers and their affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. The Sub-advisers have adopted similar restrictions which may differ where appropriate as long as they have similar intent. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of management.

THE FUNDS' EXPENSES

        Each Fund pays a monthly fee to the Adviser for managing the Fund's investment and business affairs, which is equal on an annual basis to a percentage of the Fund's average daily net assets. The Adviser pays any subadvisory fees out of its own assets and no Fund is responsible for paying a fee to its respective Sub-adviser. These fees are as follows:

                                                                    Rate

        International Fund                                          0.90%

        Emerging Equities Fund                                      0.75%

        Discovery Fund                                              0.75%

        Diversified Core Equity Fund                                0.70%

        Sovereign Investors Fund                                    0.60%

        500 Index Fund                                              0.35%

        Sovereign Bond Fund                                         0.50%

        Strategic Income Fund                                       0.60%

        Global Income Fund                                          0.75%

        Money Market Fund                                           0.50%

        While higher than the investment advisory fees paid by other investment companies in general, the advisory fees paid by the International Fund, Emerging Equities Fund, Discovery Fund and Global Income Fund are comparable to those paid by other investment companies with similar investment objectives and policies.

        The Adviser pays a portion of its advisory fee from the International Fund to JHAI at the following rate: 70% of the advisory fee payable on the Fund's average daily net assets.

        The Adviser pays a portion of its advisory fee from the Diversified Core Equity Fund to IIA at the following rate: 55% of the advisory fee payable on the Fund's average daily net assets.

        The Adviser pays a portion of its fee from the Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable on the Fund's average daily net assets.

        Each Fund pays certain additional expenses.

        Each Fund pays fees to the Independent Trustees of the Trust, the expenses of the continuing registration and qualification of its shares for sale, the charges of custodians and transfer agents, and auditing and legal expenses. The Adviser may, from time to time, agree that all or a portion of its fee will not be imposed for specific periods or make other arrangements to limit the Funds' expenses to not more than a specified percentage of average net assets. The Adviser retains the right to reimpose the fee and recover any other payments to the extent annual expenses fall below the limit at the end of the fiscal year.


DIVIDENDS AND TAXES

Dividends from net investment income are declared and paid as follows:

                  Fund                               Declared     Paid


        International Fund.......................... Annually   Annually
        Emerging Equities Fund...................... Annually   Annually
        Discovery Fund.............................. Annually   Annually
        Diversified Core Equity Fund................ Quarterly  Quarterly
        Sovereign Investors Fund.................... Quarterly  Quarterly
        500 Index Fund.............................. Quarterly  Quarterly
        Sovereign Bond Fund......................... Daily      Monthly
        Strategic Income Fund....................... Daily      Monthly
        Global Income Fund.......................... Daily      Monthly
        Money Market Fund........................... Daily      Monthly

        Capital gains distributions are generally declared annually. Dividends are automatically reinvested in additional shares of the Funds.

        Taxation. For a discussion of the tax status of your Variable Contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal record keeping.

        Each Fund is treated as a separate entity for tax purposes and intends to elect to be treated and qualify each year as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must satisfy certain requirements in Subchapter M of the Code relating to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. As a regulated investment company, each Fund will not be subject to Federal income taxes on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with the timing requirements of the Code. Each Fund expects to distribute to the life insurance company separate accounts owning its shares all or substantially all of its net investment income and net realized capital gains, if any, for each taxable year.

        In addition to the above, each Fund also follows certain portfolio diversification requirements imposed under the Code on separate accounts of insurance companies that are used to fund Variable Contracts. More specific information on these diversification requirements is contained in the Trust's Statement of Additional Information.

        If a Fund fails to qualify as a regulated investment company and satisfy the additional diversification requirements referred to above, the holders of Variable Contracts based on a separate account that invested in that Fund might become subject to taxation of the income of such contracts for the year of such failure and for subsequent periods, unless the failure is permitted to be corrected by the Internal Revenue Service.


PERFORMANCE

        Each Fund may advertise its total return.

        Total return is based on the overall change in value of a hypothetical investment in a Fund. A Fund's total return shows the overall dollar or percentage change in value, assuming the reinvestment of all dividends. Cumulative total return shows a Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in a Fund's performance, you should recognize that it is not the same as actual year-to-year results.

        Total return calculations are at net asset value because no sales charges are incurred by those eligible to buy the Funds.

        Each Fund may also advertise yield.

        Yield reflects a Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

        Money Market Fund's yield refers to the income generated by an investment in the Fund over a specified seven-day period, expressed as an annual percentage rate. Money Market Fund's effective yield is calculated similarly, but assumes that the income earned from investments is reinvested in shares of the Fund. Money Market Fund's effective yield will tend to be slightly higher than its yield because of the compounding effect of this reinvestment.

        Yield is calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

        The value of a Fund's shares when redeemed may be more or less than their original cost. Total return and yield are historical calculations and are not indications of future performance.


RISK FACTORS, INVESTMENTS AND TECHNIQUES

        Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Each Fund will diversify its investments in common stocks of companies in a number of industry groups. Common stocks have the potential to outperform fixed income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

        The S&P 500 Index. The S&P 500 Index is comprised of 500 industrial, utility, transportation and financial companies in the United States markets. Most of these companies are listed on the New York Stock Exchange (the "Exchange"). Companies included in the S&P 500 Index represent about 75% of the Exchange's market capitalization and 30% of the Exchange's issuers. The S&P 500 Index is a capitalization weighted index calculated on a total return basis with dividends reinvested. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment.

        Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 46% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of October 31, 1995, the five largest companies in the Index were: General Electric (2.5%), American Telephone and Telegraph (2.3%), Exxon Corporation (2.2%), Coca Cola (2.1%), and Merck & Co. (1.7%). The largest industry categories were: international oil companies (6.5%), telephone companies (5.0%), major regional banks (4.1%), pharmaceutical companies (4.0%) and health care companies (3.9%).

        Fixed Income Securities. Fixed income securities of corporate and governmental issuers in which a Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer and analysis of the anticipated volatility and liquidity of the particular fixed income instruments. The longer the Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in rates will generally decrease the value of the Fund's portfolio securities and its shares, while a decline in interest rates will generally increase their value.

        Preferred Stocks. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

        Investment Grade Securities. Each Fund other than the Diversified Core Equity Fund, 500 Index Fund and Money Market Fund may invest in securities that are rated in the lowest category of "investment grade" (BBB by S&P or Baa by Moody's) or unrated securities determined by the Adviser or relevant Sub-adviser to be of comparable quality. Securities in the lowest category of investment grade are considered medium grade obligations and normally exhibit adequate protection parameters. However, these securities also have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than in the case of higher grade obligations.

        Lower Rated Securities. The Sovereign Investors Fund, Sovereign Bond Fund, Strategic Income Fund and Global Income Fund may invest in securities rated below investment grade, commonly referred to as junk bonds. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of high yield, high risk, fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

        Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the assets of the Sovereign Investors Fund, Sovereign Bond Fund, Strategic Income Fund and Global Income Fund. The reduced availability of reliable objective data may increase these Funds' reliance on management's judgment in valuing the high yield, high risk bonds. To the extent that these Funds invest in high yield, high risk securities, achieving the Funds' objectives will depend more on the Adviser's or relevant Sub-adviser's judgment and analysis than would otherwise be the case. In addition, these Funds' investments in high yield, high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of these securities and may do so in the future, particularly with respect to highly leveraged issuers. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. A Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time and income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions.

        Warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

        Convertible Securities. Each Fund (other than the 500 Index Fund and the Money Market Fund) may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the same or another issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent of such risk reduction depends upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser or relevant Sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

        Securities of Foreign Issuers. Each Fund except for the Diversified Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund may invest in U.S. Dollar and foreign denominated securities of foreign issuers. The Diversified Core Equity Fund and Money Market Fund may only invest in U.S. Dollar denominated securities. In making the allocation of assets for the Funds among various countries and geographic regions, the Adviser and relevant Sub-adviser ordinarily consider such factors as the investment attractiveness of the issuer; the strengths and weaknesses of the currencies in which the securities are denominated; expected levels of inflation and interest rates; government policies influencing business conditions; the financial condition of the issuer and other pertinent financial, tax, social, political, currency and national factors.

        Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Funds. Additionally, because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Funds distribute. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Funds' investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The expense ratios of Funds with significant investments in foreign securities can be expected to be higher than those of mutual funds investing solely in domestic securities since the expenses of these Funds, such as the cost of maintaining custody of foreign securities and advisory fees, are usually higher.

        The risks of foreign investing may be intensified in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions of foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The International Fund, Strategic Income Fund and Global Income Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

        Certain realized gains or losses on the sale of foreign currency denominated debt obligations held by a Fund, to the extent attributable to fluctuations in foreign currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, e.g., from transactions in foreign currencies or currency forward contracts, may be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution.

        Depositary Receipts. Each Fund (other than the Sovereign Investors Fund, 500 Index Fund and Money Market Fund) may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Fund is permitted to invest. ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation and are designed for trading in United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

        Foreign Currency Transactions. Each of the Funds, except the Diversified Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund, and particularly International Fund, Emerging Equities Fund, and Global Income Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. As a result, these Funds may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. These Funds will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into these transactions only in connection with their hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency.

        Government Securities. Each Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The 500 Index Fund, however, may only invest temporarily in short-term U.S. Government securities for liquidity purposes. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs") and Federal National Mortgage Association ("Fannie Maes"), and obligations supported by the credit of the instrumentality, such as Student Loan Marketing Association bonds ("Sallie Maes").

        Each Fund, and, in particular, the Sovereign Bond Fund, Strategic Income Fund and Sovereign Investors Fund, may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations
(CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

        The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

        "Stripped" mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for such securities is increasingly liquid, the Adviser or relevant Sub-adviser may, in accordance with guidelines adopted by the Board of Trustees, determine that certain stripped mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities.

        Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if the Adviser or relevant Sub-adviser determines they are consistent with the Fund's investment objectives and policies.

        Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The International Fund, Emerging Equities Fund, Sovereign Bond Fund, Strategic Income Fund and Global Income Fund engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate.

        The remaining Funds do not intend to invest for the purpose of seeking short-term profits. These Funds' particular portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser or relevant Sub-adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions.

        The estimated portfolio turnover rate of each Equity Fund is expected to be less than 100%. The estimated portfolio turnover rates of the remaining Funds are as follows: Sovereign Bond Fund: 100%; Strategic Income Fund: 200%; and Global Income Fund: 300%. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes.

        Options and Futures Transactions. Each Fund (other than the Money Market
Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts. Options and futures contracts are bought and sold to manage a Fund's exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. Subject to their individual investment policies, the Funds may invest in options and futures based on securities, indices, or currencies, including options and futures traded on foreign exchanges and options not traded on any exchange.

        Options and futures can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund's return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

        A Fund will not engage in a transaction in futures or options on futures for non-hedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Funds' transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. The Emerging Equities Fund will not engage in futures and options transactions for speculative purposes.

        No Fund, except the Global Income Fund, will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

        Swap Agreements. As one way of managing its exposure to different types of investments, Global Income Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. The Fund may also enter into currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift the Global Income Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

        Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Global Bond Fund's performance. Swap agreements are subject to the risk of a counterparty's failure to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Global Income Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

        Derivative Investments. Consistent with its investment objective, each Fund may purchase or enter into derivative investments to enhance return, to hedge against fluctuations in interest rates, securities prices or currency exchange rates, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities or currency. A Fund's investments in derivative securities may include certain mortgage-backed and indexed securities. A Fund's transactions in derivative contracts may include the purchase or sale of futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or options on futures contracts; options on securities, indices or currency; forward contracts to purchase or sell securities or currency; currency, mortgage and interest rate swaps; and interest rate caps, floors and collars. All of the Funds' transactions in derivative instruments involve a risk of loss of principal due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates. The loss on derivative contracts (other than purchased options, caps, floors and collars) may exceed a Fund's initial investment in these contracts. In addition, a Fund may lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the Fund.

        Structured Securities. The Sovereign Bond Fund, Strategic Income Fund and Global Income Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices and other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the yield or value of the security at maturity. In addition, the change in the yield or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex fixed income investments.

        Participation Interests. The Strategic Income Fund may invest in participation interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Strategic Income Fund's investments in participation interests are subject to its 15% limitation on investments in illiquid securities. The Strategic Income Fund may purchase only those participation interests that mature in 60 days or less, or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days.

        Smaller Capitalization Companies. Each Equity Fund may invest in smaller capitalization companies. These companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

        Non-Diversified Status. The Global Income Fund has elected to be a "non-diversified" fund in order to permit it to invest more than 5% of its total assets in the obligations of any one issuer. Since a relatively high percentage of this Fund's assets may be invested in the obligations of a limited number of issuers, the value of this Fund's shares may be more susceptible to any single economic, political or regulatory event, and to the credit and market risks associated with a single issuer, than would the shares of a diversified fund. However, this Fund must satisfy certain tax diversification requirements in order to qualify as a regulated investment company under the Code.

        Short Sales. Each Fund (other than the 500 Index Fund and Money Market
Fund) may engage in short sales "against the box," as well as short sales for hedging purposes. The International Fund and Emerging Equities Fund may engage in short sales to profit from an anticipated decline in a security's value. When a Fund engages in a short sale other than "against the box," it will place cash or U.S. Government securities in a segregated account and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, a Fund is limited in the amount of the Fund's net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than "against the box" may involve an unlimited exposure to loss. See the Statement of Additional Information.

        Restricted and Illiquid Securities. Each Fund may invest up to 15% (10% for Money Market Fund) of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, certain over-the-counter options, privately-issued stripped mortgage-backed securities, all interest rate swaps, caps, collars and floors, certain restricted securities and securities not readily marketable. Each Fund may also invest without limitation in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and, to the extent consistent with its investment policies, foreign securities acquired in accordance with Regulation S under the Securities Act of 1933.

        Lending of Securities and Repurchase Agreements. For the purpose of realizing additional income, each Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its respective total assets taken at current value. Each Fund may also enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. These transactions must be fully collateralized at all times. However, they may involve some credit risk to a Fund if the other party should default on its obligation and that Fund is delayed in or prevented from recovering the collateral. Securities loaned by a Fund will remain subject to fluctuations in market value.

        Reverse Repurchase Agreements. The Money Market Fund may enter into reverse repurchase agreements which involve the sale of a security by the Fund to a bank or securities firm and its agreement to repurchase the instrument at a specified time and price plus an agreed amount of interest. The Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund and as an investment practice may be considered to be speculative. The Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the firms involved.

        The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the reverse repurchase agreement) to increase the net asset value of the Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received by the Fund are invested in ways that do not fully recover the costs of such transactions, the net asset value of the Fund would fall faster than would otherwise be the case.

        When-Issued Securities. Each Fund may purchase securities on a forward or "when issued" basis. When a Fund engages in when-issued transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield.

        See the Statement of Additional Information for further discussion of the uses and risks of the investments described above.

APPENDIX

        As described in the Prospectus, the fixed income securities offering the high current income sought by certain of the Funds are ordinarily in the lower rating categories (that is, rated Baa or lower by Moody's or BBB or lower by S&P or are unrated).

        Moody's describes its lower ratings for corporate bonds as follows:

        Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

        Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        S&P describes its lower ratings for corporate bonds as follows:

        Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

JOHN HANCOCK DECLARATION TRUST

Investment Adviser
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Sub-Investment Advisers

John Hancock Advisers International Limited
(International Fund)
34 Dover Street
London, England WIX3RA

Independence Investment Associates, Inc.
(Diversified Core Equity Fund)
53 State Street
Boston, Massachusetts 02109

Sovereign Asset Management Corp.
(Sovereign Investors Fund)
1235 Westlakes Drive
Berwyn, Pennsylvania 19312

Principal Distributor
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Custodians
Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02205

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Shareholder Servicing Agent
Investor Services Corporation
P.O. Box
Boston, Massachusetts 02205

Independent Accountants
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION ABOUT THE FUNDS

For Service Information
101 Huntington Avenue
Boston, Massachusetts 02199-
Telephone 1-800-

                  SUBJECT TO COMPLETION DATED NOVEMBER 20, 1995

                         JOHN HANCOCK DECLARATION TRUST
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                      John Hancock V.A. International Fund
                    John Hancock V.A. Emerging Equities Fund
                        John Hancock V.A. Discovery Fund
                 John Hancock V.A. Diversified Core Equity Fund
                   John Hancock V.A. Sovereign Investors Fund
                        John Hancock V.A. 500 Index Fund
                      John Hancock V.A. Sovereign Bond Fund
                     John Hancock V.A. Strategic Income Fund
                      John Hancock V.A. Global Income Fund
                       John Hancock V.A. Money Market Fund

                 (each, a "Fund" and collectively, the "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION

                                February __, 1996

        This Statement of Additional Information ("SAI") provides information about John Hancock Declaration Trust (the "Trust") and the Funds, in addition to the information that is contained in the Funds' Prospectus dated February , 1996, subject to completion dated November 20, 1995 (the "Prospectus").

        This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Investor Services Trust
                                    P.O. Box
                          Boston, Massachusetts 02205-
                                    1-800-   -

         A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY.

                                 TABLE OF CONTENTS

                                                                     Page

         Organization of the Trust................................     3
         Eligible Investors; Investment Objectives and Policies...     3
         Certain Investment Practices.............................     3
         Investment Restrictions..................................    16
         Those Responsible for Management.........................    21
         Investment Advisory and Other Services...................    23
         Distribution Contract....................................    25
         Net Asset Value..........................................    25
         Special Redemptions......................................    26
         Tax Status...............................................    26
         Description of the Trust's Shares........................    29
         Calculation of Performance...............................    30
         Brokerage Allocation.....................................    32
         Shareholder Servicing Agent..............................    34
         Custody of Portfolio.....................................    34
         Independent Auditors.....................................    34
         Financial Statements.....................................   F-1
         Appendix.................................................   A-1

ORGANIZATION OF THE TRUST

        John Hancock Declaration Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated November 15, 1995. The Trust currently has ten series of shares designated as: John Hancock V.A. International Fund ("International Fund"), John Hancock V.A. Emerging Equities Fund ("Emerging Equities Fund"), John Hancock V.A. Diversified Core Equity Fund ("Diversified Core Equity Fund"), John Hancock V.A. Discovery Fund ("Discovery Fund"), John Hancock V.A. Sovereign Investors Fund ("Sovereign Investors Fund"), John Hancock V.A. 500 Index Fund ("500 Index Fund"), John Hancock V.A. Sovereign Bond Fund ("Sovereign Bond Fund"), John Hancock V.A. Strategic Income Fund ("Strategic Income Fund"), John Hancock V.A. Global Income Fund ("Global Income Fund") and John Hancock V.A. Money Market Fund ("Money Market Fund").

        The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"), a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"). The investment sub-adviser to the International Fund is John Hancock Advisers International Limited ("JHAI"). The investment sub-adviser of Diversified Core Equity Fund is Independence Investment Associates, Inc. ("IIA"). The investment sub-adviser for Sovereign Investors Fund is Sovereign Asset Management Corp. ("SAMCorp"). Together, JHAI, IIA and SAMCorp are sometimes referred to herein collectively as the "Sub-advisers" or, individually, as the "Sub-adviser." The Sub-advisers are wholly owned indirect subsidiaries of the Life Company.

ELIGIBLE INVESTORS; INVESTMENT OBJECTIVES AND POLICIES

        The Funds are designed to serve as investment vehicles for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts of various insurance companies. Participating insurance companies are the owners of shares of beneficial interest in each Fund of the Trust. In accordance with any limitations set forth in their Variable Contracts, contract holders may direct through their participating insurance companies the allocation of amounts available for investment among the Funds. Instructions for any such allocation, or for the purchase or redemption of shares of a Fund, must be made by the investor's participating insurance company's separate account as the owner of the Fund's shares. The rights of participating insurance companies as owners of shares of a Fund are different from the rights of contract holders under their Variable Contracts. The term "shareholder" in this Statement of Additional Information refers only to participating insurance companies, and not to contract holders.

        Each Fund has its own distinct investment objective and policies. In striving to meet its objective, each Fund will face the challenges of changing business, economic and market conditions. For a further description of the Funds' investment objectives, policies and restrictions see "Overview of the Funds" in the Prospectus and "Investment Restrictions" in this SAI.

CERTAIN INVESTMENT PRACTICES

        Custodial Receipts. The Funds may each acquire custodial receipts in respect of U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

        Bank and Corporate Obligations. Each of the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. Dollar denominated obligations of domestic or foreign issuers. Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

        Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

        Mortgage-Backed Securities. Each Fund, and in particular Strategic Income Fund and Sovereign Investors Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

        Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

        Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private issuers. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

        Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

        A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), invests in certain mortgages primarily secured by interests in real property and other permitted investments and issues "regular" and "residual" interests. The Funds do not intend to acquire REMIC residual interests.

        Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

        Structured or Hybrid Notes. The Sovereign Bond Fund, Strategic Income Fund and Global Income Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

        Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

        Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

        Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

        Risks Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

        The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

        The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

        Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risks than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

        Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

        Foreign Securities and Emerging Countries. Each Fund except for Diversified Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund may invest in U.S. Dollar and foreign denominated securities of foreign issuers. Diversified Core Equity Fund and Money Market Fund may only invest in U.S. dollar denominated securities of domestic and foreign issuers. International Fund, Emerging Equities Fund, Strategic Income Fund and Global Income Fund may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets.

        Investing in obligations of non-U.S. issuers and foreign banks, particularly securities of issuers located in emerging countries, may entail greater risks than investing in similar securities of U.S. issuers. These risks include (i) social, political and economic instability; (ii) the small current size of the markets for many such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

        In addition, even though opportunities for investment may exist in foreign countries, and in particular emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist. Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by foreign securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries. Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries.

        Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

        Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most foreign securities held by the Funds will not be registered with the

SEC and such issuers thereof will not be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser or relevant Sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

        Because the Funds (other than Diversified Core Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund) may invest, and International Fund, Emerging Equities Fund and Global Income Fund will (under normal circumstances) invest, a substantial portion of their total assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies may account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

        The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

        Although the Funds value their respective assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. However, the Funds may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

        Securities of foreign issuers, and in particular many emerging country issuers, may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        The Funds' investment income or, in some cases, capital gains from stock or securities of foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing the Funds' net investment income and/or net realized capital gains. See "Tax Status."

        Forward Foreign Currency Contracts. Each Fund (other than Diversified Core Equity, 500 Index Fund, Sovereign Investors Fund and Money Market Fund) may engage in forward foreign currency transactions. Generally, the foreign currency exchange transactions of the Funds may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also deal in forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Funds' dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. A Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser or relevant Sub-adviser. The Board of Trustees has adopted a policy of monitoring the Funds' foreign currency contract transactions to assure that the Funds qualify as regulated investment companies under the Code. The Funds will not engage in speculative forward foreign currency exchange transactions.

        If a Fund purchases a forward contract, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily. If the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

        Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

        The cost to a Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

        Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (generally not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser or relevant Sub-adviser will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements. Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights. A Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund would exceed 15% (10% for Money Market Fund) of the Fund's net assets.

        Reverse Repurchase Agreements. The Money Market Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with selected registered broker/ dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the firms involved.

        Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

        When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

        On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

        Short Sales. International Fund and Emerging Equities Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. Each Fund (except for 500 Index Fund and Money Market Fund) may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, a Fund must borrow the security sold short to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

        A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, a Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends a Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

        Under applicable guidelines of the staff of the SEC, if a Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

        Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to a Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code.

        Lower Rated High Yield/High Risk Debt Obligations. Strategic Income Fund, Sovereign Investors Fund, Sovereign Bond Fund and Global Income Fund may invest in high yield/high risk, fixed income securities rated below investment grade (e.g., rated Baa or lower by Moody's or BBB or lower by S&P.

        Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

        See the Appendix to the Prospectus and this SAI which describes the characteristics of corporate bonds in the various rating categories. These Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or relevant Sub-adviser, offer comparable yields and risks to those securities which are rated.

        Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield/high risk fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

        The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

        Reduced volume and liquidity in the high yield/high risk bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund's assets. The reduced availability of reliable, objective data may increase a Fund's reliance on management's judgment in valuing high yield/high risk bonds. In addition, a Fund's investments in high yield/high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.

        Financial Futures Contracts. To the extent set forth in the Prospectus, the Funds may buy and sell futures contracts (and related options) on stocks, stock indices, debt securities, currencies, interest rate indices, and other instruments. Each Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security or foreign currency values. Although other techniques could be used to reduce exposure to market fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Funds (other than the 500 Index Fund and the Emerging Equities Fund) may enter into financial futures contracts for hedging and other non-speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Emerging Equities Fund will not engage in futures transactions for speculative purposes.

        Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Funds may engage in transactions in such contracts.

        Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than a Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than a Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. Each Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.

        At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Funds but is instead a settlement between the Funds and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Funds will mark to market their respective open financial futures positions.

        Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being a perfect one, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

        A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or interest rate trends. The Funds will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser and relevant Sub-adviser believe that the use of financial futures contracts will benefit the Funds, an incorrect market prediction could result in a loss on both the hedged securities in the respective Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser or relevant Sub-adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        Finally, although the Funds engage in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Funds could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If a Fund cannot close out a position, it must continue to meet margin requirements until the position is closed.

        Options on Financial Futures Contracts. To the extent set forth in the Prospectus, the Funds may buy and sell options on financial futures contracts on stocks, stock indices, debt securities, currencies, interest rate indices, and other instruments. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Funds would be required to deposit with their custodian initial and variation margin with respect to put and call options on futures contracts written by them. Options on futures contracts involve risks similar to the risks of transactions in financial futures contracts. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium it paid for the option.

        Other Considerations. The Funds (other than the 500 Index Fund) will engage in futures and options transactions for bona fide hedging or other non-speculative purposes to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Funds' futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Funds own, or futures contracts will be purchased to protect the Funds against an increase in the price of securities, or the currency in which they are denominated, the Fund intends to purchase. As evidence of this hedging intent, the Funds expect that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Funds will have purchased, or will be in the process of purchasing equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures contract or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

        As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish nonhedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the respective Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for Federal income tax purposes.

        When the Funds purchase financial futures contracts, or write put options or purchase call options thereon, cash or liquid, high grade debt securities will be deposited in a segregated account with the Funds' custodian in an amount that, together with the amount of initial and variation margin held in the account of the broker, equals the market value of the futures contracts.

        Options Transactions. To the extent set forth in the Prospectus, the Funds may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Funds may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Funds will depend upon market conditions and the availability of alternative strategies.

        A Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by a Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the exercise price of the covering call is greater than the exercise price of the call written, in the latter case only if the difference is maintained by the Fund in cash or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, a Fund would keep both the option premium and the underlying security. If the covered call option written by a Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, a Fund's loss would be reduced by the amount of the option premium.

        As the writer of a covered put option, each Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash or high grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Funds may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time as or later than the put written.

        When writing listed and over-the-counter covered put options on securities, the Funds would earn income from the premiums received. If a covered put option is not exercised, the Funds would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, a Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

        If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that a Fund's position will be offset by the Options Clearing Corporation. The Funds may not effect a closing purchase transaction after they have been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Funds will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

        In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

        A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Funds will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security owned by the Fund.

        Over-the-Counter Options. Funds that may engage in options transactions may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. A Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Funds will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are subject to each Fund's 15% restriction on illiquid investments. The SEC, however, allows a Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

        Each Fund has adopted the following fundamental investment restrictions which may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the Prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

        Each Fund (other than Money Market Fund) may not:

        1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of the Trustees' fees and the purchase or sale of options, futures contracts, forward commitments, swaps and repurchase agreements entered into in accordance with the Fund's investment policies within the meaning of paragraph 6 below, are not deemed to be senior securities.

        2. Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and
             (iv) for obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

        3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and short sales, transactions in futures contracts and options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. This restriction does not apply to transactions in reverse repurchase agreements in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value.

        4. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

        5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

        6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate and currency swaps, interest rate caps, floors and collars and repurchase agreements entered into in accordance with the Fund's investment policies.

        7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

        8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

        9. For each Fund, other than Global Income Fund, with respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

             (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

             (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

        Money Market Fund may not:

        1. Issue senior securities. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of the Trustees' fees and transactions in repurchase agreements or reverse repurchase agreements are not deemed to be senior securities.

        2. Purchase securities on margin or make short sales of securities except for obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

        3. Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Fund does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not purchase securities while any borrowings are outstanding. This restriction does not apply to the purchase of reverse repurchase agreements in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value.

        4. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

        5. Write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts.

        6. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

        7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

        8. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

             (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

             (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


Non-Fundamental Investment Restrictions

        The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees without the approval of shareholders.

        Each Fund (other than Money Market Fund) may not:

        1. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management, when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

        2. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any Sub-adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

        3. Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser, any Sub-adviser or any investment management subsidiary of the Adviser individually owns beneficially more than of 1% and together own beneficially more than 5% of the securities of such issuer.

        4. Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets would be invested in any one such investment company. Each Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

        5. Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

        6. Purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the Fund's total assets.

        7. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

        8. Write covered call or put options with respect to more than 25% of the value of its total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by the Fund at any time will not exceed 20% of the Fund's total assets.

        9. Invest for the purpose of exercising control over or management of any company.

The Money Market Fund will not:

        1. Pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the Fund's total assets taken at market value.

        2. Purchase or retain the securities of any issuer if any officer or Trustee of the Trust or the Fund or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the Trust and the Fund's investment adviser together own more than 5% of the securities of such issuer.

        3. Purchase the securities of other investment companies or investment trusts.

        4. Invest in securities which are illiquid if, as a result, more than 10% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

        5.   Invest in warrants.

        6. Invest for the purpose of exercising control over or management of any company.

        If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

        The business of the Trust is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser, one or more of the Sub-advisers and/or the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

        Set forth below is the principal occupation or employment of the Trustees and principal officers of the Trust during the past five years:

                          Position Held With    Principal Occupation(s)
Name and Address          the Trust             During Past Five Years

Edward J. Boudreau, Jr.*  Trustee, Chairman     Chairman and Chief Executive
101 Huntington Avenue     and Chief Executive   Officer, the Adviser and The
Boston, MA 02199          Officer(1)(2)         Berkeley Financial Group
                                                ("The Berkeley Group");
                                                Chairman, NM Capital
                                                Management, Inc. ("NM
                                                Capital"); John Hancock
                                                Advisers International Limited
                                                ("Advisers International");
                                                John Hancock Funds, Inc.;
                                                John Hancock Investor
                                                Services Corporation
                                                ("Investor Services"); and
                                                SAMCorp; (hereinafter the
                                                Adviser, The Berkeley Group,
                                                NM Capital, Advisers
                                                International, John Hancock
                                                Funds, Inc., Investor Services
                                                and SAMCorp are collectively
                                                referred to as the "Affiliated
                                                Companies"); Chairman, First
                                                Signature Bank & Trust;
                                                Director, John Hancock
                                                Freedom Securities
                                                Corporation, John Hancock
                                                Capital Corporation, New
                                                England/Canada Business
                                                Council; Member, Investment
                                                Company Institute Board of
                                                Governors; Director, Asia
                                                Strategic Growth Fund, Inc.;
                                                Trustee, Museum of Science;
                                                President, the Adviser (until

                                                July 1992); Trustee or Director
                                                of other investment companies
                                                managed by the Adviser; and
                                                Chairman, John Hancock
                                                Distributors, Inc. (until April,
                                                1994).

Richard S. Scipione*           Trustee(1)       General Counsel, the Life
John Hancock Place                              Insurance Company; Director,
P. O. Box 111                                   the Adviser, the Affiliated
Boston, Massachusetts                           Companies, John Hancock
                                                Distributors, Inc., JM
                                                Networking Insurance Agency,
                                                Inc., John Hancock
                                                Subsidiaries, Inc., SAMCorp,
                                                NM Capital and John Hancock
                                                Property and Casualty
                                                Insurance and its affiliates
                                                (until November, 1993);
                                                Trustee:  The Berkeley Group;
                                                Director, John Hancock Home
                                                Mortgages Corp. and John
                                                Hancock Financial Access,
                                                Inc. (until July 1990).

*    An "interested person" of the Trust, as such term is defined in the 1940
     Act.

(1)  Member of the Executive Committee.

(2)  Member of the Investment Committee of the Adviser.

(3)  Member of the Audit Committee and the Committee on Administration.

        All of the officers listed are officers or employees of the Adviser, a Sub-adviser or affiliated companies. Some of the Trustees and officers may also be officers, Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

        As of the date of this SAI, there were [_________] shares of the Trust outstanding and the officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of the Trust and of each of the Funds. On such date, the Adviser was the only record holder and beneficial owner of 5% or more of the shares of each Fund.

        At such date, no other person(s) owned of record or was known by the Trust to beneficially own as much as 5% of the outstanding shares of the Trust or of any of the Funds.

        Compensation of the Board of Trustees. The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. Boudreau, a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services.

                                        Pension or           Total Compensation
                                        Retirement           from all Funds in
                        Aggregate       Benefits Accrued     John Hancock
                        Compensation    as Part of the Fund  Complex to
       Trustees         from the Funds  Funds' Expenses      Trustees*

                        $0              $0                      $
                        $0              $0                      $
                        $0              $0                      $
                        $0              $0                      $
                        $0              $0                      $
                        $0              $0                      $
                        $0              $0                      $
                        $0              $0                      $
       Total            $0              $0                      $

* The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

INVESTMENT ADVISORY AND OTHER SERVICES

        Each of the Trustees and principal officers affiliated with the Trust who is also an affiliated person of the Adviser or any Sub-adviser is named above, together with the capacity in which such person is affiliated with the Trust, the Adviser or any Sub-adviser.

        The Trust, on behalf of each Fund, has entered into investment management contracts with the Adviser. Under each investment management contract, the Adviser provides the Funds with (i) a continuous investment program, consistent with each Fund's stated investment objective and policies,
(ii) supervision of all aspects of each Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of their business. The Adviser is responsible for the day-to-day management of each Fund's portfolio assets.

        With respect to the International Fund, the Adviser has entered into a sub-investment management contract with JHAI. With respect to Diversified Core Equity Fund, the Adviser has entered into a sub-investment management contract with IIA. With respect to Sovereign Investors Fund, the Adviser has entered into a sub-investment management contract with SAMCorp. Under each respective sub-investment management contract, the corresponding Sub-adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the corresponding Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities

        See "Organization and Management of the Funds" and "The Funds' Expenses" in the Prospectus for a description of certain information concerning each Fund's investment management contract and the sub-investment management contracts of Diversified Core Equity Fund and Sovereign Investors Fund.

        Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or any of its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-adviser for a Fund or for other funds or clients for which the Adviser or Sub-adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        No person other than the Adviser, any Sub-adviser and their directors and employees regularly furnish advice to the Funds with respect to the desirability of a Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

        Under the terms of the investment management contracts with the Trust, on behalf of each Fund, the Adviser provides each Fund office space, equipment and supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Trust and of Trustees of the Trust affiliated with the Adviser, the office expenses of the Funds, including those of the Trust's Treasurer and Secretary, and other expenses incurred by the Adviser in connection with the performance of its duties.

        All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Funds, including the fees of the Trustees of the Trust who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), and the continuous public offering of the shares of each Fund, are borne by the Funds.

        As provided by the investment management contract, each Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears and is equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value. The Adviser, not any Fund, pays the subadvisory fees as described in the Prospectus. See "Organization and Management of the Funds" in the Prospectus.

        Pursuant to each investment management contract, and, where applicable, sub-investment management contract, neither the Adviser nor any Sub-adviser is liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which its respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any Sub-adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable contract.

        The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than [$ ] billion in total assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over [ ] shareholders. The Adviser is a wholly owned subsidiary of The Berkeley Financial Group, which is in turn a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), one of the most recognized and respected financial institutions in the nation. With total assets under management of over [$ ] billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries Standard & Poor's and A.M. Best's highest ratings. Founded in 1862, the Life Company has been serving clients for over 130 years.

        JHAI, located at 34 Dover Street, London, England, W1X3RA, is a wholly owned subsidiary of the Adviser, formed in 1987 to provide investment research and advisory services to U.S. institutional clients. IIA, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned subsidiary of John Hancock Subsidiaries, Inc. SAMCorp, located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, is a wholly owned subsidiary of The Berkeley Financial Group.

        Each investment management contract and sub-investment management contract initially expires on June 30, 1997, and will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Trustees of the Trust who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by either the Trustees or the holders of a majority of the applicable Fund's outstanding voting securities. Each contract automatically terminates upon assignment. Each contract may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. Each sub-investment management contract terminates automatically upon the termination of the corresponding investment management contract.

        Under the investment management contract, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If a Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

DISTRIBUTION CONTRACT

        Distribution Agreement. John Hancock Funds, a wholly owned subsidiary of the Adviser, has the exclusive right, pursuant to the Distribution Agreement dated February __, 1995 (the "Distribution Agreement"), to purchase shares from the Funds at net asset value for resale to the separate accounts of insurance companies at the public offering price.

        The Distribution Agreement was initially adopted by the affirmative vote of the Trust's Board of Trustees, including the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Agreement will continue in effect with respect to each Fund until June 30, 1997 and from year to year if approved by either the vote of the Fund's shareholders or the Board of Trustees, including the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Agreement may be terminated at any time as to one or more of the Funds, without penalty, by either party upon sixty (60) days' written notice or by a vote of a majority of the outstanding voting securities of the affected Fund and terminates automatically in the case of an assignment by John Hancock Funds.

NET ASSET VALUE

        For purposes of calculating the net asset value ("NAV") of the shares of the Funds, the following procedures are utilized wherever applicable.

        Debt securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

        Equity securities traded on a principal exchange or NASDAQ National Market issues are generally valued at last sale price on the day of valuation. Exchange or NASDAQ traded securities for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

        Short-term debt instruments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value.

        If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of any security may be determined in good faith in accordance with procedures approved by the Trustees.

        Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the Funds' custodian based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

        The Funds will not price their securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's closing price with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable shares may be significantly affected on days when a shareholder has no access to the Fund.

SPECIAL REDEMPTIONS

        Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such security would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account.

TAX STATUS

        Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund intends to elect to be treated, and to qualify for each taxable year, as a separate "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

        Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without being offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without deduction for losses) from the sale or other disposition of any of the following held (for tax purposes) for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (not on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of the sum of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

        Each Fund also must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts and, because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, the assets of a Fund, that may be invested in securities of any one, two, three and four issuers. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectus, including possible current inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the U.S. based on the tax contractholders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

        If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

        Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income from investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

        A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

        For Federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

        Each Fund that invests in certain PIKs, zero coupon securities or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

        Investments in debt obligations that are at risk of or are in default present special tax issues for any Fund that may hold such obligations, such as Global Income Fund, Strategic Income Fund or Sovereign Investors Fund. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income tax.

        Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options and currency forward transactions.

        Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause such Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

        The tax rules applicable to currency swaps and interest rate swaps, caps, floors and collars may be unclear in some respects, and the Funds may be required to limit participation in such transactions in order to qualify as regulated investment companies.

        The foregoing discussion relates solely to U.S. Federal income tax law as applicable to the Funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

        Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.


DESCRIPTION OF THE TRUST'S SHARES

        The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust, dated November 15, 1995, permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have only authorized shares of the Funds. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have not authorized the issuance of additional classes of shares of the Funds.

        Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable except as provided in the Prospectus under the caption "Organization and Management of the Funds." In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

        In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

        The rights, if any, of Variable Contract holders to vote the shares of a Fund are governed by the relevant Variable Contract. For information on these voting rights see the prospectus describing the Variable Contract.

        Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

        Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


CALCULATION OF PERFORMANCE

        Yield (except for Money Market Fund). The yield of each Fund (except for Money Market Fund) is computed by dividing net investment income per share determined for a 30-day period by the net asset value per share on the last day of the period, according to the following standard formula:

                         a-b    6
         Yield  =  2 [ ( --- + 1)  -1]
                          cd

         Where:

              a = dividends and interest earned during the period.

              b = net expenses accrued during the period.

              c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

              d = the net asset value per share on the last day of the
                  period).

        Money Market Fund Yield. For the purposes of calculating yield for the Money Market Fund, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

        If the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

        Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

        Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                   365
        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)---] -1
                                                    7

        Total Return. Each Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                      n
                                P(1+T)  =  ERV

              P =   a hypothetical initial payment of $1,000.

              T =   average annual total return.

              n =   number of years.

              ERV = ending redeemable value of a hypothetical $1,000
                    investment made at the beginning of the 1-year and life-of-fund periods.

        This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the net asset value at the end of the period.

        In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

        From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper--Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

        Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. A Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

        The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.


BROKERAGE ALLOCATION

        Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser, any Sub-adviser and the officers of the Trust pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser or Sub-Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

        Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

        Purchases of securities for Global Income Fund and Strategic Income Fund are normally principal transactions made directly from the issuer or from an underwriter or market maker for which no brokerage commissions are usually paid. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases and sales from dealers serving as market makers will usually include a mark up or mark down. Purchases and sales of exchange-traded options and futures will be effected through brokers who charge a commission for their services.

        To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Trust's officers will be primarily responsible for the allocation of each Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time.

        The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Trust and its subsidiaries, three of which, Tucker Anthony Incorporated ("Tucker Anthony") John Hancock Distributors, Inc. ("John Hancock Distributors") and Sutro & Company, Inc. ("Sutro"), are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or John Hancock Distributors.

        Any of the Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to a Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not effect principal transactions with Affiliated Brokers. The Funds may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony and Sutro are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees.

        Brokerage or other transactions costs of a Fund are generally commensurate with the rate of portfolio activity. The estimated portfolio turnover rate of International Fund, Emerging Equities Fund, Diversified Core Equity Fund, Discovery Fund, Sovereign Investors Fund and 500 Index Fund is expected to be less than 100%. The estimated portfolio turnover rates for the other Funds are as follows: Sovereign Bond Fund: 100%; Strategic Income Fund:
200%; and Global Income Fund: 300%. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company.

SHAREHOLDER SERVICING AGENT

        John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the shareholder servicing agent for the Funds. The Funds pay Investor Services a transfer agent fee equal to $____ per account.

CUSTODY OF PORTFOLIO

        Portfolio securities of the International Fund, Global Income Fund, Money Market Fund and 500 Index Fund are held pursuant to a custodian agreement between the Trust and State Street Bank, 225 Franklin Street, Boston, Massachusetts 02205. Portfolio securities of the other Funds are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 24 Federal Street, Boston, MA 02205. Under the custodian agreements, the custodians perform custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS

        The independent auditors of the Funds are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Funds' annual financial statements and review the Funds' annual income tax returns.

                              FINANCIAL STATEMENTS


To be filed by amendment.

                                    APPENDIX

                             CORPORATE BOND RATINGS

        Set forth below are the high quality bond ratings of Moody's Investors Services, Inc. and Standard & Poor Rating Group. See the Appendix to the Prospectus for a description of the lower quality bond ratings.


Moody's Investors Services, Inc. ("Moody's)

        Aaa, Aa, A and Baa - Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds that are of "high quality by all standards," but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds." The foregoing ratings for tax-exempt bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such conditional ratings denote the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered a medium grade obligations; i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Standard & Poor's Ratings Group ("S&P")

        AAA, AA, A and BBB - Bonds rated AAA bear the highest rating assigned to debt obligations, which indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in the A category.

                                    PART C.

                         JOHN HANCOCK DECLARATION TRUST

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements included in the Registration Statement:

               John Hancock Declaration Trust

               Statement of Assets and Liabilities.*
               Report of Independent Public Accountants.*

               ______________________
               *To be filed by amendment.

          (b)  Exhibits:

               The exhibits to this Registration Statement are listed in the
          Exhibit Index hereto and are incorporated herein by reference.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Immediately prior to effectiveness of this Registration Statement it is expected that John Hancock Mutual Life Insurance Company, or an affiliate, will own 100 % of the outstanding shares of beneficial interest of the Registrant.

Item 26.  Number of Holders of Securities

          Just prior to the effective date of this Registration Statement, it is expected there will be one record holder of the Registrant's shares of beneficial interest.

Item 27.  Indemnification

          (a) Under Registrant's Declaration of Trust. Article IV, Section 4.3 of the Registrant's Declaration of Trust contains provisions indemnifying each trustee and each officer of Registrant from liability to the full extent permitted by law, subject to the provisions of the Investment Company Act of 1940, as amended.

          (b) Under the Underwriting Agreement. Under Section 11 of the Distribution Agreement, the principal underwriter has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of the underwriter.

          (c) Under The By-Laws of the John Hancock Mutual Life Insurance Company ("the Company"), John Hancock Funds, Inc. ("JH Funds, Inc.") and John Hancock Advisers, Inc. (the "Adviser"). Section 9a of the By-Laws of the Company provides, in effect, that the Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Company who serves as a director or officer of the Registrant at the direction or request of the Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Company. In addition, no such person will be indemnified by the Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote or by vote of the policyholders. The Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

     Article IX of the respective By-Laws of JH Funds, Inc. and the Adviser provides as follows:

     Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the Corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by law.

     Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (d) Under the Investment Management Contracts of Registrant on behalf of each Fund. Each of the Registrant's Investment Management Contracts (the "Contracts") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the contract. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Trust a Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

          (e) Under the Sub-Investment Management Contracts. Each of the Sub-Investment Management Contracts (the "Sub-Investment Contracts") provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with matters to which the Sub-Investment Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under the contract. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

          (f) Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.  Business and other Connections of Investment Adviser

     For all of the information required by this item reference is made to the Forms ADV, as amended, filed under the Investment Advisers Act of 1940 of the Registrant's Adviser, John Hancock Advisers, Inc. (File No. 801-8124), and the Registrant's Sub-Advisers;

     Independence Investment Associates, Inc. (File No. 801-18048), John Hancock Advisers International, Ltd. (File No. 801-294981), and Sovereign Asset Management Corporation (File No. 801-420231) incorporated herein by reference.

Item 29.  Principal Underwriters

          (a) The Registrant's sole principal underwriter is JH Funds, Inc., which also acts as principal underwriter for the following investment companies: John Hancock Institutional Series Trust, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Income Fund, John Hancock Tax-Exempt Series Fund, John Hancock Technology Series, Inc., John Hancock Limited Term Government Fund, John Hancock World Fund, Freedom Investment Trust, Freedom Investment Trust II, Freedom Investment Trust III, John Hancock Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Cash Reserve, Inc., John Hancock Current Interest, John Hancock Investment Trust, John Hancock Series, Inc. and John Hancock Tax-Free Bond Fund.

          (b) The following table lists, for each director and officer of JH Funds, Inc., the information indicated.

                           Positions and         Positions and
Name and Principal         Offices with          Offices with
 Business Address           Underwriter            Registrant
------------------        --------------         -------------
Edward J. Boudreau, Jr.    Chairman of           Chairman and
101 Huntington Avenue      the Board             Chief Executive
Boston, Massachusetts                            Officer

Foster L. Aborn            Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher        Director                   None
53 State Street
Boston, Massachusetts

                           Positions and         Positions and
Name and Principal         Offices with          Offices with
 Business Address           Underwriter            Registrant
------------------        --------------         -------------
Robert H. Watts            Director                   None
101 Huntington Avenue
Boston, Massachusetts

C. Troy Shaver, Jr.        President, Chief           None
101 Huntington Avenue      Executive Officer
Boston, Massachusetts      and Director

Stephen W. Blair           Executive Vice             None
101 Huntington Avenue      President
Boston, Massachusetts

James V. Bowhers           Executive Vice             None
101 Huntington Avenue      President
Boston, Massachusetts

James W. McLaughlin        Senior Vice President      None
101 Huntington Avenue      and Chief Financial
Boston, Massachusetts      Officer

Thomas H. Drohan           Senior Vice           Senior Vice
101 Huntington Avenue      President             President and
Boston, Massachusetts                            Secretary

David A. King              Director and Senior        None
101 Huntington Avenue      Vice President
Boston, Massachusetts

James B. Little            Senior Vice           Senior Vice
101 Huntington Avenue      President             President and
Boston, Massachusetts                            Chief
                                                 Financial Officer

                           Positions and         Positions and
Name and Principal         Offices with          Offices with
 Business Address           Underwriter            Registrant
------------------        --------------         -------------
John A. Morin              Vice President        Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton            Vice President        Vice President,
101 Huntington Avenue      and Secretary         Assistant Secretary
Boston, Massachusetts                            and Compliance
Officer

William S. Nichols         Senior Vice                None
101 Huntington Avenue      President
Boston, Massachusetts

Michael T. Carpenter       Senior Vice                None
1000 Louisiana Street      President
Houston, Texas

Christopher M. Meyer       Treasurer                  None
101 Huntington Avenue
Boston, Massachusetts

Robert G. Freedman         Director              Vice Chairman
101 Huntington Avenue                            and Chief Investment
Boston, Massachusetts                            Officer

Stephen L. Brown           Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                           Positions and         Positions and
Name and Principal         Offices with          Offices with
 Business Address           Underwriter            Registrant
------------------        --------------         -------------
Thomas E. Moloney          Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore        Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione        Director              Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith             Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen          Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio           Director                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

          (c)  None.

Item 30.  Location of Accounts and Records

          Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston, Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent or Custodian.

Item 31.  Management Services

          The Registrant is not a party to any management-related service contract, except as described in this Registration Statement.

Item 32.  Undertakings

          The Registrant undertakes:

          (a) to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the later of the effective date of this Registration Statement or commencement of operations; and

          (b) to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 20th day of November 1995.

                              JOHN HANCOCK DECLARATION TRUST

                              By:
                                   /s/ Anne C. Hodsdon
                                   Anne C. Hodsdon
                                   President

          Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                    Title                     Date


                                   Chairman              November 20, 1995
/s/ Edward J. Boudreau, Jr.  (Principal Executive
Edward J. Boudreau, Jr.            Officer)

                             Senior Vice President
                              and Chief Financial
/s/ James B. Little           Officer (Principal         November 20, 1995
James B. Little            Financial and Accounting
                                   Officer)

/s/ Richard S. Scipione             Trustee              November 20, 1995
Richard S. Scipione

EXHIBIT INDEX

Exhibit
 No.                       Description

1       Declaration of Trust**

2       By-Laws.**

5 Form of Investment Management Contract between Registrant, on behalf of each series, and John Hancock Advisers, Inc. and schedule of omitted substantially similar documents.**

5.1 Form of Sub-Investment Management Contract among John Hancock V.A. Sovereign Investors Fund, John Hancock Advisers, Inc. and Sovereign Asset Management Corporation.**

5.2 Form of Sub-Investment Management Contract among John Hancock V.A. Diversified Core Equity Fund, John Hancock Advisers, Inc. and Independence Investment Associates, Inc.**

5.3 Form of Sub-Investment Management Contract among John Hancock V.A. International Fund, John Hancock Advisers, Inc. and
        Advisers International LTD.**

6 Form of Distribution Agreement between the Registrant and John Hancock Funds, Inc.**

8 Master Custodian Agreement with Amendment between John Hancock Mutual Funds and State Street Bank and Trust Company.**

8.1 Master Custodian Agreement between John Hancock Mutual Funds and Investors Bank and Trust Company.**

9       Form of Transfer Agency and Service Agreement between
        Registrant and John Hancock Investor Services Corporation.**

10      Opinion and consent of counsel.**

13      Form of Subscription Agreement*

_________________________
 * To be filed by amendment.
** Filed electronically herewith.